                                                                    Exhibit 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      FOR


                                STENA AB (PUBL)

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Stena AB (publ) (the "Company") made pursuant to the
Prospectus, dated        , 2003 (the "Prospectus"), if certificates for the
outstanding 9 5/8% Senior Notes due 2012 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach JPMorgan Chase Bank, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

                                 Delivery To:

                             JPMORGAN CHASE BANK,

                                EXCHANGE AGENT



    By Regular Mail:      By Registered or Certified Mail, or Overnight Delivery
  JPMorgan Chase Bank              after 4:30 pm on the Expiration Date:
    ITS Bond Events                       JPMorgan Chase Bank
     P.O. Box 2320                          ITS Bond Events
   Dallas, TX 75221                   2001 Bryan Street, 9th Floor
                                            Dallas, TX 75201


                             Attention: Frank Ivins

                             For Information Call:
                                (214) 468-6464

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                (214) 468-6494

                            Attention: Frank Ivins

                             Confirm by Telephone:
                                (214) 468-6464


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

     Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

$
 ------------------------------------
Certificate Nos. (if available):

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


------------------------------------
Total Principal Amount Represented by
Original Notes Certificate(s):
$
 ------------------------------------

Account Number
              -----------------------

























----------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                               PLEASE SIGN HERE

--------------------------------------------------------------------------------

  Principal Amount at Maturity of Old Notes
  Tendered:*
            ------------------------------------------------------------------

  ----------------------------------------------------------------------------
  Certificate Nos. (if available):


  If Old Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

  ----------------------------------------------------------------------------

  Total Principal Amount at Maturity Represented by Old Notes Certificate(s):

  $
   ---------------------------------------------------------------------------

  Account Number
                 -------------------------------------------------------------

  Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                Please Sign Here

  X
   ---------------------------------------------------------------------------

  X
   ---------------------------------------------------------------------------
  Signature(s) of Owner(s) or Authorized Signatory

  Date
       -----------------------------------------------------------------------

  Area Code and Telephone Number:

  ----------------------------------------------------------------------------

                      Please Print Name(s) and Address(es)

  Name(s):
          --------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  Capacity:
           -------------------------------------------------------------------

  ----------------------------------------------------------------------------

  Address(es):
              ----------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------



X   --------------------------------------------------   -----------------------


X   --------------------------------------------------   -----------------------
    Signature(s) of Owner(s)                             Date
    or Authorized Signatory
    Area Code and Telephone Number:
                                   ---------------------------------------------

PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------
Capacity:
            --------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF
THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


  -----------------------------------     -----------------------------------

   ---------------------------------       ---------------------------------
             Name of Firm                        Authorized Signature

   ---------------------------------       ---------------------------------
                Address                                 Title

                                           Name:
   ---------------------------------            ----------------------------
               Zip Code                            (Please Type of Print)

   Area Code and Tel. No.                  Dated:
                         -----------             ---------------------------

  -----------------------------------     -----------------------------------



NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE
      SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.






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